AXA Equitable Life Insurance Company

Supplement dated December 6, 2018 to the Current Prospectus for EQUI-VEST® (Series 201)

This Supplement modifies certain information in the above-referenced current prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your Prospectus.

The purpose of this Supplement is to provide you with information regarding a new investment option being added to your contract. Please note the following changes:

(1)	New Variable Investment Option

Effective on or about January 18, 2019, subject to regulatory approval, the variable investment option EQ/International Equity Index will become available under your contract.

(2)	Portfolios of the Trusts

Effective on or about January 18, 2019, subject to regulatory approval, the following information is added under “Portfolios of the Trusts” in “Contract features and benefits” in your Prospectus:

EQ Advisors Trust – Class IB Shares Portfolio Name	Objective	Investment Adviser (or Sub-Adviser(s), as applicable)	Volatility Management
EQ/INTERNATIONAL EQUITY INDEX

Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ Euro STOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.

• AllianceBernstein L.P.

(3)	Classifying the new Variable Investment Option

EQ/International Equity Index variable investment option is considered listed in “A” in the investment options chart in “Selecting your investment method — Investment options — A” in “Contract features and benefits” in your Prospectus.

EQUI-VEST® is issued by and is a registered service mark of AXA Equitable Life Insurance Company (AXA Equitable).

Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC.

1290 Avenue of the Americas, New York, NY 10104.

Copyright 2018 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas, New York, NY 10104

(212) 554-1234

catalog no. 158939 (12.18)
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